As filed with the Securities and Exchange Commission on May 18, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                     1-5706                   58-0971455
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                 8000 Tower Point Drive, Charlotte, NC               28227
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                (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code:     (704) 321-7380
                                                              ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement

     Metromedia International Telecommunications Services, Inc. ("MITSI"), an indirect, wholly-owned subsidiary of Metromedia International Group, Inc. (the "Company"), has executed an employment agreement (the "Agreement") with David Lee dated as of April 1, 2006. Mr. Lee will continue in the capacity of Vice President of Georgian Operations, as well as, General Director of Magitcom, Ltd., the Company's business venture that operates a telephony network in Tibilisi, Georgia.

     The Agreement provides for an annual base salary of $230,000, payment of performance bonuses, if any, foreign living expense allowance, reimbursement for necessary and reasonable business expenses, reimbursement for reasonable expense for medical insurance, compensation for personal tax obligations arising in Georgia, and eligibility to receive awards of stock options under an incentive stock option plan of the Company as may be determined by the Board of the Company.

     Pursuant to the terms of the Agreement, Mr. Lee's employment is indefinite subject to a written one month's notice by either party. The Company may terminate Mr. Lee for cause (as defined in the Agreement) without incurring any entitlement to severance. Should the Company terminate Mr. Lee without cause, he would be entitled to severance in the amount of $230,000. Further, Mr. Lee shall have no claim against the Company by reason of merger, consolidation, continuation, dissolution or liquidation of the Company, or the sale of all or substantially all of the assets of the Company, unless not offered in writing a new appointment with the successor or surviving company (or, in the case of a Designated Company, with the Company or any other Group Company) on terms no less favorable than this Agreement.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

              (c)   Exhibits:

              10.1 Employment Agreement between Metromedia International Telecommunications Services, Inc and David Lee


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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROMEDIA INTERNATIONAL GROUP, INC.


                                    By:  /S/ HAROLD F. PYLE, III
                                         ---------------------------------------
                                          Name:  Harold F. Pyle, III
                                          Title: Executive Vice President
                                                 Finance, Chief Financial
                                                 Officer and Treasurer

Date: May 18, 2006
Charlotte, NC